smartwin
smartwin technology limited
Shanghai Withub Hi-tech Business Incubator
333 HongQiao Rd. #405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel : 021-54245686 021-54240700

Total Solution
In-Taxi Digital Media

Service Agreement

between

i-Level Media Group Ltd.

and

Smartwin Technology Ltd.

April. 2005

smartwin
smartwin technology limited
Shanghai Withub Hi-tech Business Incubator
333 HongQiao Rd. #405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel : 021-54245686 021-54240700

Service Agreement

Contract No.: SW-050208

Party A: i-level Media Group

Mr. Aidan Sullivan

Party B: Smartwin Technology Limited

Mr. David Leung

Both parties A & B hereby agree to a joint cooperation as follows:

A. The service and price

1. Service

Party B provide the service to party A for in-taxi media broadcasting system on digital Advertising Display Units (ADU) including hardware and software maintenance, daily taxi station service (M-F), from April 1st, 2005 to March 31st, 2007.

2. Price

a. For more than 150 installed taxis in one taxi station, monthly service fees detail as below (for JinJiang Taxi project):

Price / unit /month（USD）	Units	Total（USD）
7.00	500	3,500

b. But if the number of installed units is less than 150 taxis in one taxi service station, the monthly service fees for such taxi service station should be USD 1,050 per month.

smartwin
smartwin technology limited
Shanghai Wishub Hi-tech Business Incubator
333 HongQiao Rd. #405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel : 021-54245686 021-54240700

B. The service detail provide by party B

1. Hardware and equipments

   The Service includes quality maintenance and equipment maintenance after installation of ADUs.

2. Media content

   Provide media content updates for the ADUS a minimum of 4 times per month and the related operation in taxi station.

3. Software

   Party B provide engineers and ASP equipments for the SmartSOFT multimedia management and broadcasting software (Ver. 1.1) maintenance

4. Service (Taxi) station

   Party B to provide engineers, equipments and ADSL network inside taxi station (M-F).

C. Payment method:

1. Party A should settle the monthly service payment to party B, before 10th of each month after contract effect.

2. By USD or equivalent value in international currency.

smartwin
smartwin technology limited
Shanghai Withub Hi-tech Business Incubator
333 HongQiao Rd. #405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel : 021-54245686 021-54240700

3. Deposit into Party B's bank account by check or tele-transfer, as below:

上海睿通通讯科技有限公司
(Smartwin Technology Limited)
31692600005185798
Shanghai Bank
Xu Jia Hui Branch, Shanghai, China

4. Party B will issue an official receipt to Party A in the same amount.

The agreement agreed and accepted by both party, each party hold one copy. Appendixes are also one part of the agreement, with legal rights. The agreement should be effected immediately after both parties sign and stamp.

Party A: i-level Media Co. Ltd.	Party B: Smartwin Technology Limited
Legal rep.:	Legal rep.:
Date: Apr 1st. 2005	Date: 2005. 04. 01